UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 17, 2025

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	BCML	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.07.  Submission of Matters to a Vote of Security Holders.

BayCom Corp (the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on June 17, 2025. Holders of record of the Company’s common stock at the close of business on April 21, 2025, were entitled to vote at the Annual Meeting. The final voting results of each proposal are set forth below.

Proposal I – Election of Directors

The Company’s shareholders approved the election of Bhupen B. Amin, Harpreet S. Chaudhary, Keary L. Colwell, George J. Guarini, Dennis H. Guida, Jr., Lloyd W. Kendall, Jr., Janet L. King, Robert G. Laverne, MD and Syvia L. Magid as directors of the Company, each for a one year term to expire in the year 2026.

	For	Withheld	Broker Non-Vote
Bhupen B. Amin	6,541,236	30,218	623,759
Harpreet S. Chaudhary	6,495,873	75,581	623,759
Keary L. Colwell	6,317,916	253,537	623,760
George J. Guarini	6,542,188	29,266	623,759
Dennis H. Guida, Jr.	6,517,409	54,045	623,759
Lloyd W. Kendall, Jr.	6,448,892	122,562	623,759
Janet L. King	6,514,336	57,117	623,760
Robert G. Laverne, MD	6,480,456	90,997	623,760
Syvia L. Magid	6,525,987	45,467	623,759

Proposal II – Advisory (non-binding) vote on executive compensation

The Company’s shareholders approved the advisory (non-binding) vote on executive compensation.

Number of Votes
For	6,268,041
Against	233,606
Abstain	69,807
Broker Non-Vote	623,759

Proposal III – Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders approved the ratification of the appointment of Moss Adams LLP, which merged with, and was succeeded by, Baker Tilly US, LLP effective June 3, 2025, as the Company’s independent registered public accounting firm for the year ending December 31, 2025.

Number of Votes
For	7,152,062
Against	42,164
Abstain	987

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date:	June 20, 2025	By:	/s/Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

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